Plan Amendment and Termination	12 Months Ended
Dec. 31, 2025
EBP Hourly DPS Plan
EBP, Description of Plan [Line Items]
Plan Amendment and Termination

7.	Plan Amendment and Termination
The Altria Board of Directors (the “Board”) has the right, subject to the applicable provisions of ERISA and the Code, to amend (retroactively or otherwise) the Plan, suspend making the company contribution, supplemental company contribution and/or company match contributions to the Plan or to terminate the Plan. The Board has delegated to the Altria Corporate Employee Benefit Committee and the Administrator the authority to amend the Plan, provided that the annual cost of such amendment does not exceed specified dollar limits. Each Participating Company has the right to terminate its participation in the Plan. However, no such action may deprive any participant or beneficiary under the Plan of any vested right.